Clough Global Dividend and Income Fund

STATEMENT OF INVESTMENTS

January 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS 98.95%
Consumer Discretionary 6.93%
BYD Co., Ltd. - Class H	22,410	$686,181
DR Horton, Inc.(a)(b)	38,600	2,964,480
Lennar Corp. - Class A(a)(b)	34,800	2,893,620
Samsonite International S.A.(c)	156,600	226,217
		6,770,498

Financials 31.04%
AGNC Investment Corp.(a)(b)	209,400	3,266,640
Annaly Capital Management, Inc.(a)(b)	408,000	3,312,960
Bank of America Corp.(a)(b)	83,961	2,489,444
Barings BDC, Inc.(a)	183,800	1,622,954
Citigroup, Inc.(a)(b)	35,206	2,041,596
First American Financial Corp.(a)(b)	70,500	3,686,445
Golub Capital BDC, Inc.(a)	105,775	1,503,063
Hong Kong Exchanges and Clearing, Ltd.	43,100	2,765,026
JPMorgan Chase & Co.(a)(b)	14,100	1,814,247
PennyMac Financial Services, Inc.(a)	99,730	5,784,340
Sixth Street Specialty Lending, Inc.(a)(b)	67,500	1,381,050
Stewart Information Services Corp.(a)	13,800	640,044
		30,307,809

Health Care 23.91%
AbbVie, Inc.(a)(b)	8,510	872,105
Amgen, Inc.(a)(b)	3,174	766,299
Anthem, Inc.	5,450	1,618,541
Baxter International, Inc.(a)(b)	13,100	1,006,473
Eli Lilly & Co.(a)(b)	9,213	1,916,027
Humana, Inc.	1,790	685,767
Johnson & Johnson(a)(b)	14,700	2,398,011
McKesson Corp.(a)(b)	7,885	1,375,696
Merck & Co., Inc.(a)(b)	14,200	1,094,394
Pfizer, Inc.(a)(b)	31,900	1,145,210
Quest Diagnostics, Inc.(a)(b)	33,345	4,306,507
Thermo Fisher Scientific, Inc.(a)(b)	4,400	2,242,680
UnitedHealth Group, Inc.	2,170	723,868
Zimmer Biomet Holdings, Inc.(a)(b)	7,915	1,216,298
Zoetis, Inc.(a)(b)	12,855	1,982,884
		23,350,760

Industrials 2.81%
TransDigm Group, Inc.(a)(b)(c)	3,247	1,796,500
Xinyi Glass Holdings, Ltd.	392,000	950,518
		2,747,018

Information Technology 28.51%
Apple, Inc.(a)	48,805	6,440,308
BE Semiconductor Industries NV	11,871	816,246
Broadcom, Inc.(a)(b)	6,200	2,793,100
Hon Hai Precision Industry Co., Ltd.	446,000	1,775,877
	Shares	Value
Information Technology (continued)
Infineon Technologies AG	55,052	$2,213,023
Lam Research Corp.(a)(b)	3,460	1,674,467
Mastercard, Inc. - Class A(a)	3,199	1,011,812
Samsung Electronics Co., Ltd.	78,928	5,785,889
Taiwan Semiconductor Manufacturing Co., Ltd.	223,000	4,706,473
Xinyi Solar Holdings, Ltd.	282,000	618,321
		27,835,516

Real Estate 5.75%
Community Healthcare Trust, Inc.(a)	109,100	4,878,952
Physicians Realty Trust(a)	41,600	733,408
		5,612,360

TOTAL COMMON STOCKS
(Cost $79,052,867)		96,623,961

PREFERRED STOCKS 1.15%
Gabelli Equity Trust, Inc.
Series K, Perpetual Maturity 5.000%(d)	21,200	552,472
Trinity Capital, Inc., 01/16/2025 7.000%(a)(b)(e)	22,400	564,480

TOTAL PREFERRED STOCKS
(Cost $1,090,000)		1,116,952

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.20%
Call Options Purchased 0.20%
Eurodollar Future Option
12/14/21, $100, $359,529,500	1,441	45,031
12/14/21, $99.875, $523,950,000	2,100	144,375

Total Call Options Purchased
(Cost $1,006,039)		189,406

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS 14.03%
Amgen, Inc.
02/21/2030, 2.450%(a)(b)	$400,000	422,660
Blackstone Holdings Finance Co. LLC
10/02/2027, 3.150%(e)	500,000	560,084
Carvana Co.
10/01/2025, 5.625%(e)	500,000	517,075
10/01/2028, 5.875%(a)(e)	1,000,000	1,040,000
Centene Corp.
01/15/2025, 4.750%(a)	250,000	256,800
01/15/2025, 4.750%	160,000	164,352
Eli Lilly and Co.
03/15/2029, 3.375%(a)(b)	400,000	459,681
FedEx Corp.
01/15/2044, 5.100%	400,000	519,691
Fidelity National Financial, Inc.
03/15/2031, 2.450%(a)	950,000	963,849

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS (continued)
JPMorgan Chase & Co.
10/15/2030, 1D US SOFR + 1.51%(f)	$500,000	$537,102
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
10/01/2025, 5.250%(e)	1,014,000	1,013,366
Lennar Corp.
01/15/2022, 4.125%	450,000	459,956
Main Street Capital Corp.
07/14/2026, 3.000%	600,000	600,046
Marriott International, Inc.
Series AA, 12/01/2028, 4.650%	270,000	309,734
Melco Resorts Finance, Ltd.
07/21/2028, 5.750%(e)	250,000	266,019
Microchip Technology, Inc.
09/01/2023, 2.670%(e)	500,000	523,126
Molson Coors Beverage Co.
07/15/2026, 3.000%	300,000	328,934
NRG Energy, Inc.
06/15/2024, 3.750%(e)	500,000	545,828
Regeneron Pharmaceuticals, Inc.
09/15/2030, 1.750%	500,000	487,655
09/15/2050, 2.800%	550,000	515,482
Solar Capital, Ltd.
01/20/2023, 4.500%	500,000	517,555
Sunac China Holdings, Ltd.
04/19/2023, 8.350%(g)	750,000	785,625
Tencent Holdings, Ltd.
06/03/2030, 2.390%(e)	850,000	860,144
Times China Holdings, Ltd.
06/04/2021, 7.850%(g)	500,000	505,421
Toll Brothers Finance Corp.
11/01/2029, 3.800%(a)	500,000	542,500

TOTAL CORPORATE BONDS
(Cost $13,526,402)		13,702,685

CONVERTIBLE CORPORATE BONDS 3.97%
Ares Capital Corp.
02/01/2022, 3.750%(a)(b)	550,000	554,675
Gossamer Bio, Inc.
06/01/2027, 5.000%(a)(b)	1,070,000	1,021,812
Starwood Property Trust, Inc.
04/01/2023, 4.375%	977,000	992,102
Teladoc Health, Inc.
06/01/2027, 1.250%(a)(b)(e)	700,000	991,375
Two Harbors Investment Corp.
01/15/2022, 6.250%	314,000	321,850

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $3,614,217)		3,881,814
Description/Maturity Date/Rate	Principal Amount	Value
ASSET-BACKED SECURITIES 0.06%
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%(a)(b)	$51,686	$57,573

TOTAL ASSET-BACKED SECURITIES
(Cost $51,686)		57,573

GOVERNMENT & AGENCY OBLIGATIONS 26.20%
U.S. Treasury Bonds
02/15/2050, 2.000%(a)	3,000,000	3,120,703
08/15/2050, 1.375%(a)	1,500,000	1,340,742
U.S. Treasury Notes
01/31/2023, 0.125%	500,000	500,137
02/28/2025, 1.125%(a)	3,900,000	4,029,340
03/31/2025, 2.625%(a)	2,700,000	2,958,187
02/28/2027, 1.125%(a)	6,600,000	6,804,188
11/15/2027, 2.250%(a)	6,200,000	6,826,539

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $26,112,996)		25,579,836

	Shares	Value
SHORT-TERM INVESTMENTS 0.90%
Money Market Funds 0.90%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.030% 7-day yield)	881,750	881,750

TOTAL SHORT-TERM INVESTMENTS
(Cost $881,750)		881,750

Total Investments - 145.46%
(Cost $125,335,957)		142,033,977

Liabilities in Excess of Other Assets - (45.46%)(h)		(44,387,727)

NET ASSETS - 100.00%		$97,646,250

SCHEDULE OF SECURITIES SOLD SHORT(c)	Shares	Value
COMMON STOCKS (5.66%)
Communication Services (0.87%)
Twitter, Inc.	(16,900)	(853,957)

Financials (3.07%)
Deutsche Bank AG	(203,600)	(2,060,432)
Mediobanca Banca di Credito Finanziario SpA	(40,686)	(363,593)
Societe Generale S.A.	(8,443)	(158,178)
UniCredit SpA	(44,837)	(411,190)
		(2,993,393)

Health Care (0.84%)
Bruker Corp.	(14,100)	(816,249)

SCHEDULE OF SECURITIES SOLD SHORT(c) (continued)	Shares	Value
Information Technology (0.88%)
Temenos AG	(6,803)	$(861,879)

TOTAL COMMON STOCKS
(Proceeds $4,763,440)		(5,525,478)

EXCHANGE TRADED FUNDS (3.26%)
SPDR S&P 500® ETF Trust	(8,600)	(3,182,602)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $3,195,416)		(3,182,602)

TOTAL SECURITIES SOLD SHORT
(Proceeds $7,958,856)		$(8,708,080)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

SOFR - Secured Overnight Financing Rate

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of January 31, 2021 was 0.06%

SOFR Rates:

1D SOFR as of January 31, 2021 was 0.06%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of January 31, 2021, the aggregate value of those securities was $89,860,486, representing 92.03% of net assets. (See Note 1)
(b)	Loaned security; a portion or all of the security is on loan as of January 31, 2021.
(c)	Non-income producing security.
(d)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2021, these securities had an aggregate value of $6,881,497 or 7.05% of net assets.
(f)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at January 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(g)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of January 31, 2021, the aggregate value of those securities was $1,291,046, representing 1.32% of net assets.
(h)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

FUTURES CONTRACTS
Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	1,447	June 2021	$361,189,288	$2,616,540
EURODOLLAR 90 DAY	Morgan Stanley	Long	369	March 2022	92,093,175	(20,057)
					$453,282,463	$2,596,483

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Sany Heavy Industry Co., Ltd.	$1,810,604	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	$3,957,198	$2,146,594
Morgan Stanley	Wuliangye Yibin Co., Ltd.	423,129	1D FEDEF - 255 bps	1D FEDEF	05/04/2022	982,363	559,234
		$2,233,733				$4,939,561	$2,705,828

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Banco Santander SA	$(89,724)	1D FEDEF - 50 bps	1D FEDEF	05/20/2022	$(125,162)	$(35,438)
TOTAL		$2,144,009				$4,814,399	$2,670,390

Clough Global Equity Fund

STATEMENT OF INVESTMENTS

January 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS 125.62%
Communication Services 3.56%
Alphabet, Inc. - Class C(a)(b)(c)	2,368	$4,347,032
Pinterest, Inc. - Class A(a)	24,400	1,671,644
Sea, Ltd. - ADR(a)	8,390	1,818,197
		7,836,873

Consumer Discretionary 15.46%
BYD Co., Ltd. - Class H	48,880	1,496,677
Carnival Corp.(b)(c)	237,200	4,428,524
Carvana Co.(a)(b)	15,510	4,051,057
DR Horton, Inc.(b)	70,900	5,445,120
Lennar Corp. - Class A(b)(c)	63,700	5,296,655
Meituan - Class B(a)	54,700	2,510,207
Pinduoduo, Inc. - ADR(a)	9,780	1,620,644
Royal Caribbean Cruises Ltd.(b)(c)	76,720	4,986,800
Samsonite International S.A.(a)	184,200	266,087
Tesla, Inc.(a)(b)(c)	4,955	3,931,941
		34,033,712

Financials 24.94%
AGNC Investment Corp.(b)(c)	378,700	5,907,720
Annaly Capital Management, Inc.(b)(c)	754,500	6,126,540
Bank of America Corp.(b)(c)	175,195	5,194,532
Barings BDC, Inc.	120,846	1,067,070
Citigroup, Inc.(b)(c)	68,562	3,975,911
First American Financial Corp.(b)(c)	146,100	7,639,569
Golub Capital BDC, Inc.(b)	152,461	2,166,471
Hong Kong Exchanges and Clearing, Ltd.	93,100	5,972,713
JPMorgan Chase & Co.(b)	29,900	3,847,233
PennyMac Financial Services, Inc.(b)	163,180	9,464,440
Sixth Street Specialty Lending, Inc.(b)(c)	114,000	2,332,440
Stewart Information Services Corp.(b)	26,300	1,219,794
		54,914,433

Health Care 40.71%
1Life Healthcare, Inc.(a)(b)(c)	101,700	5,146,020
AbbVie, Inc.(b)	16,080	1,647,878
AbCellera Biologics, Inc.(a)	50,900	2,689,047
Acadia Healthcare Co., Inc.(a)	15,700	795,676
Amgen, Inc.(b)	6,159	1,486,967
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)	334,425	1,450,388
Anthem, Inc.	11,570	3,436,059
Apellis Pharmaceuticals, Inc.(a)(b)(c)	44,297	1,961,028
Arcellx, Inc.(a)(d)(e)(f)(g)	421,845	823,020
Baxter International, Inc.(b)	25,200	1,936,116
Centrexion Therapeutics Corp.(a)(e)(f)(g)	4,336	52,544
Centrexion Therapeutics Corp.(a)(d)(e)(f)(g)	66,719	808,501
	Shares	Value
Health Care (continued)
Checkmate Pharmaceuticals, Inc.(a)(b)(d)(e)(g)	112,731	$1,762,770
Checkmate Pharmaceuticals, Inc.(a)(c)	158,041	2,473,342
Covetrus, Inc.(a)(b)	82,400	2,807,368
CRISPR Therapeutics AG(a)(b)	19,680	3,260,976
Flexion Therapeutics, Inc.(a)(b)(c)	266,500	3,243,305
Gossamer Bio, Inc.(a)(b)	87,821	886,992
GW Pharmaceuticals PLC - ADR(a)(b)	19,168	2,922,545
Hologic, Inc.(a)(b)	38,840	3,096,713
Humana, Inc.	3,790	1,451,987
Idorsia, Ltd.(a)	21,806	663,911
Johnson & Johnson(b)	31,150	5,081,499
Laboratory Corp. of America Holdings(a)(b)(c)	8,610	1,970,915
McKesson Corp.(b)(c)	14,890	2,597,858
Merck & Co., Inc.	20,000	1,541,400
Moderna, Inc.(a)(b)(c)	15,022	2,601,209
Pfizer, Inc.	45,100	1,619,090
Quest Diagnostics, Inc.(b)	36,680	4,737,222
Repare Therapeutics, Inc.(a)(b)	60,500	2,245,155
SmileDirectClub, Inc.(a)(b)	158,400	2,103,552
Teladoc Health, Inc.(a)(b)(c)	4,649	1,226,546
Thermo Fisher Scientific, Inc.(b)(c)	9,225	4,701,982
UnitedHealth Group, Inc.	4,610	1,537,804
Universal Health Services, Inc. - Class B	7,070	881,488
Veracyte, Inc.(a)(b)(c)	64,410	3,652,047
Vertex Pharmaceuticals, Inc.(a)(b)(c)	18,455	4,227,671
Zai Lab, Ltd. - ADR(a)(b)(c)	19,040	3,047,733
Zoetis, Inc.(b)(c)	6,855	1,057,384
		89,633,708

Industrials 2.76%
Lyft, Inc. - Class A(a)(b)	56,200	2,498,652
TransDigm Group, Inc.(a)(b)	6,454	3,570,869
		6,069,521

Information Technology 36.60%
Advanced Energy Industries, Inc.(a)(b)	29,400	3,015,852
Apple, Inc.(b)(c)	54,360	7,173,346
BE Semiconductor Industries NV	25,738	1,769,735
Broadcom, Inc.(b)	11,530	5,194,265
Crowdstrike Holdings, Inc. - Class A(a)(b)	10,390	2,242,162
Dynatrace, Inc.(a)	40,830	1,694,853
Five9, Inc.(a)(b)	10,840	1,802,150
GDS Holdings, Ltd. - ADR(a)	16,000	1,656,960
Hon Hai Precision Industry Co., Ltd.	940,000	3,742,880
Infineon Technologies AG	111,717	4,490,887
Kuaishou Technology(a)(d)(g)	1,300	19,282
Lam Research Corp.(b)	6,155	2,978,712
Mastercard, Inc. - Class A(b)	6,025	1,905,647
Micron Technology, Inc.(a)(b)	130,500	10,214,235
Renesas Electronics Corp.(a)	178,800	2,048,403
RingCentral, Inc. - Class A(a)(b)	4,930	1,838,496
Samsung Electronics Co., Ltd.	126,932	9,304,867
SMART Global Holdings, Inc.(a)	46,700	1,734,905

	Shares	Value
Information Technology (continued)
Splunk, Inc.(a)(b)(c)	11,930	$1,968,808
Square, Inc. - Class A(a)(b)(c)	8,285	1,789,229
Taiwan Semiconductor Manufacturing Co., Ltd.	425,000	8,969,735
Twilio, Inc. - Class A(a)(b)(c)	5,285	1,899,587
Workday, Inc. - Class A(a)(b)(c)	7,905	1,798,625
Xinyi Solar Holdings, Ltd.	598,000	1,311,192
		80,564,813

Real Estate 1.59%
Community Healthcare Trust, Inc.(b)	52,650	2,354,508
Physicians Realty Trust(b)	64,700	1,140,661
		3,495,169

TOTAL COMMON STOCKS
(Cost $227,189,905)		276,548,229

EXCHANGE TRADED FUNDS 1.71%
ETFMG Alternative Harvest ETF(b)	198,200	3,775,710

TOTAL HEALTH CARE		3,775,710
TOTAL EXCHANGE TRADED FUNDS
(Cost $2,745,233)		3,775,710

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.58%
Call Options Purchased 0.58%
Eurodollar Future Option
12/14/21, $100, $654,438,500	2,623	81,969
12/14/21, $99.875, $998,000,000	4,000	275,000
Vertex Pharmaceuticals, Inc.
04/16/21, $220, $9,346,464	408	920,040

Total Call Options Purchased
(Cost $2,759,953)		1,277,009

Description/Maturity Date/Rate	Principal Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 9.87%
U.S. Treasury Bonds
02/15/2050, 2.000%(b)	$6,800,000	7,073,594
U.S. Treasury Notes
01/31/2023, 0.125%	2,000,000	2,000,547
11/15/2027, 2.250%(b)	5,800,000	6,386,117
02/15/2030, 1.500%(b)	6,000,000	6,260,156

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $22,675,403)		21,720,414

	Shares	Value
SHORT-TERM INVESTMENTS 2.22%
Money Market Funds 2.22%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.030% 7-day yield)	4,884,780	4,884,780
Value
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,884,780)	$4,884,780

Total Investments - 140.00%
(Cost $260,255,274)	308,206,142

Liabilities in Excess of Other Assets - (40.00%)(h)	(88,056,169)

NET ASSETS - 100.00%	$220,149,973

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (4.62%)
Communication Services (0.84%)
Twitter, Inc.	(36,600)	(1,849,398)

Financials (2.39%)
Deutsche Bank AG	(356,200)	(3,604,744)
Mediobanca Banca di Credito Finanziario SpA	(67,513)	(603,334)
Societe Generale S.A.	(14,196)	(265,959)
UniCredit SpA	(84,636)	(776,178)
		(5,250,215)

Health Care (0.64%)
Bruker Corp.	(24,420)	(1,413,674)

Information Technology (0.75%)
Temenos AG	(13,022)	(1,649,770)

TOTAL COMMON STOCKS
(Proceeds $8,796,350)		(10,163,057)

EXCHANGE TRADED FUNDS (3.90%)
iShares® Nasdaq Biotechnology ETF	(10,820)	(1,738,125)
SPDR S&P 500® ETF Trust	(18,500)	(6,846,295)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $8,273,508)		(8,584,420)

TOTAL SECURITIES SOLD SHORT
(Proceeds $17,069,858)		$(18,747,477)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of January 31, 2021 was 0.06%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of January 31, 2021, the aggregate value of those securities was $193,161,216, representing 87.74% of net assets. (See Note 1)

(c)	Loaned security; a portion or all of the security is on loan as of January 31, 2021.
(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2021, these securities had an aggregate value of $4,863,961 or 2.21% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of January 31, 2021, these securities had an aggregate value of $4,897,223 or 2.22% of net assets.
(f)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(g)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of January 31, 2021, these securities had an aggregate value of $4,916,505 or 2.23% of total net assets.
(h)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

FUTURES CONTRACTS
Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	2,467	June 2021	$615,794,038	$4,618,938
EURODOLLAR 90 DAY	Morgan Stanley	Long	695	March 2022	173,454,625	(37,777)
					$789,248,663	$4,581,161

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Sany Heavy Industry Co., Ltd.	$2,717,446	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	$6,004,998	$3,287,552
Morgan Stanley	Wuliangye Yibin Co., Ltd.	830,731	1D FEDEF - 255 bps	1D FEDEF	05/04/2022	1,928,676	1,097,945
Morgan Stanley	Zoomlion Heavy Industry Science	2,204,767	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	4,143,586	1,938,819
		$5,752,944				$12,077,260	$6,324,316

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Banco Santander SA	$(153,443)	1D FEDEF - 50 bps	1D FEDEF	05/20/2022	$(214,048)	$(60,605)
TOTAL		$5,599,501				$11,863,212	$6,263,711

Clough Global Opportunities Fund

STATEMENT OF INVESTMENTS

January 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS 120.68%
Communication Services 3.16%
Alphabet, Inc. - Class C(a)(b)(c)	3,704	$6,799,581
Pinterest, Inc. - Class A(a)	48,200	3,302,182
Sea, Ltd. - ADR(a)	16,705	3,620,140
		13,721,903

Consumer Discretionary 15.10%
BYD Co., Ltd. - Class H	96,730	2,961,816
Carnival Corp.(b)(c)	471,540	8,803,652
Carvana Co.(a)(b)	31,398	8,200,844
DR Horton, Inc.(b)	125,800	9,661,440
Lennar Corp. - Class A(b)(c)	112,200	9,329,430
Meituan - Class B(a)	108,235	4,966,951
Pinduoduo, Inc. - ADR(a)	19,500	3,231,345
Royal Caribbean Cruises Ltd.(b)(c)	154,347	10,032,555
Samsonite International S.A.(a)	371,700	536,941
Tesla, Inc.(a)(b)(c)	9,825	7,796,432
		65,521,406

Financials 23.35%
AGNC Investment Corp.(b)(c)	647,100	10,094,760
Annaly Capital Management, Inc.(b)(c)	1,505,100	12,221,412
Bank of America Corp.(b)(c)	323,061	9,578,759
Barings BDC, Inc.(b)	244,400	2,158,052
Citigroup, Inc.(b)(c)	136,141	7,894,817
First American Financial Corp.(b)(c)	263,700	13,788,873
Golub Capital BDC, Inc.(b)	171,896	2,442,642
Hong Kong Exchanges and Clearing, Ltd.	184,200	11,817,119
JPMorgan Chase & Co.(b)	54,657	7,032,716
PennyMac Financial Services, Inc.(b)	322,292	18,692,936
Sixth Street Specialty Lending, Inc.(b)(c)	152,827	3,126,840
Stewart Information Services Corp.(b)	53,365	2,475,069
		101,323,995

Health Care 39.68%
1Life Healthcare, Inc.(a)(b)(c)	203,700	10,307,220
AbbVie, Inc.(b)(c)	32,030	3,282,434
AbCellera Biologics, Inc.(a)	100,600	5,314,698
Acadia Healthcare Co., Inc.(a)	31,100	1,576,148
Amgen, Inc.(b)(c)	12,260	2,959,932
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)	780,326	3,384,243
Anthem, Inc.(b)	22,890	6,797,872
Apellis Pharmaceuticals, Inc.(a)(b)(c)	89,616	3,967,300
Arcellx, Inc.(a)(d)(e)(f)(g)	969,881	1,892,238
Baxter International, Inc.(b)(c)	50,500	3,879,915
Centrexion Therapeutics Corp.(a)(e)(f)(g)	14,166	171,664
Centrexion Therapeutics Corp.(a)(d)(e)(f)(g)	217,952	2,641,142
Checkmate Pharmaceuticals, Inc.(a)(b)(c)	321,297	5,028,298
	Shares	Value
Health Care (continued)
Checkmate Pharmaceuticals, Inc.(a)(d)(e)(g)	225,463	$3,525,555
Covetrus, Inc.(a)(b)	163,900	5,584,073
CRISPR Therapeutics AG(a)(b)	45,668	7,567,188
Flexion Therapeutics, Inc.(a)(b)(c)	528,450	6,431,236
Gossamer Bio, Inc.(a)(b)	180,188	1,819,899
GW Pharmaceuticals PLC - ADR(a)(b)(c)	38,454	5,863,081
Hologic, Inc.(a)(b)	77,390	6,170,305
Humana, Inc.	7,490	2,869,494
Johnson & Johnson(b)	61,670	10,060,227
Laboratory Corp. of America Holdings(a)(b)(c)	17,250	3,948,698
McKesson Corp.(b)(c)	29,635	5,170,418
Merck & Co., Inc.	39,600	3,051,972
Moderna, Inc.(a)(b)(c)	29,760	5,153,242
Pfizer, Inc.	89,200	3,202,280
Quest Diagnostics, Inc.(b)(c)	73,500	9,492,525
Repare Therapeutics, Inc.(a)	120,279	4,463,554
SmileDirectClub, Inc.(a)(b)	317,100	4,211,088
Teladoc Health, Inc.(a)(b)(c)	9,456	2,494,776
Thermo Fisher Scientific, Inc.(b)(c)	18,243	9,298,457
UnitedHealth Group, Inc.	9,120	3,042,250
Universal Health Services, Inc. - Class B	13,980	1,743,026
Vertex Pharmaceuticals, Inc.(a)(b)(c)	36,973	8,469,775
Zai Lab, Ltd. - ADR(a)(b)(c)	38,440	6,153,091
Zoetis, Inc.(b)(c)	8,005	1,234,771
		172,224,085

Industrials 2.77%
Lyft, Inc. - Class A(a)	111,150	4,941,729
TransDigm Group, Inc.(a)(b)	12,788	7,075,345
		12,017,074

Information Technology 35.15%
Advanced Energy Industries, Inc.(a)(b)(c)	58,800	6,031,704
Apple, Inc.(b)	108,330	14,295,227
BE Semiconductor Industries NV	50,903	3,500,071
Broadcom, Inc.(b)(c)	22,830	10,284,915
Crowdstrike Holdings, Inc. - Class A(a)(b)(c)	20,685	4,463,823
Dynatrace, Inc.(a)	80,630	3,346,951
Five9, Inc.(a)(b)(c)	21,735	3,613,444
GDS Holdings, Ltd. - ADR(a)	31,900	3,303,564
Hon Hai Precision Industry Co., Ltd.	1,859,000	7,402,143
Infineon Technologies AG	221,309	8,896,352
Kuaishou Technology(a)(d)(g)	2,300	34,115
Lam Research Corp.(b)	7,660	3,707,057
Mastercard, Inc. - Class A(b)	6,887	2,178,289
Micron Technology, Inc.(a)(b)	258,100	20,201,487
Renesas Electronics Corp.(a)	354,400	4,060,146
RingCentral, Inc. - Class A(a)(b)(c)	9,910	3,695,637
Samsung Electronics Co., Ltd.	251,089	18,406,310
SMART Global Holdings, Inc.(a)(b)	92,200	3,425,230
Splunk, Inc.(a)	23,600	3,894,708
Square, Inc. - Class A(a)(b)	16,390	3,539,584
Taiwan Semiconductor Manufacturing Co., Ltd.	847,000	17,876,154
Twilio, Inc. - Class A(a)(b)(c)	10,600	3,809,958

	Shares	Value
Information Technology (continued)
Xinyi Solar Holdings, Ltd.	1,184,000	$2,596,073
		152,562,942

Real Estate 1.47%
Community Healthcare Trust, Inc.(b)	89,461	4,000,696
Physicians Realty Trust(b)	134,600	2,372,998
		6,373,694

TOTAL COMMON STOCKS
(Cost $432,447,932)		523,745,099

EXCHANGE TRADED FUNDS 1.72%
ETFMG Alternative Harvest ETF(b)	392,286	7,473,049

TOTAL HEALTH CARE		7,473,049
TOTAL EXCHANGE TRADED FUNDS
(Cost $5,433,290)		7,473,049

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.58%
Call Options Purchased 0.58%
Eurodollar Future Option
12/14/21, $100, $1,323,098,500	5,303	165,719
12/14/21, $99.875, $1,971,050,000	7,900	543,125
Vertex Pharmaceuticals, Inc.
04/16/21, $220, $18,418,032	804	1,813,020

Total Call Options Purchased
(Cost $5,478,376)		2,521,864

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS 4.15%
FedEx Corp.
01/15/2044, 5.100%	$1,700,000	2,208,687
Fidelity National Financial, Inc.
08/15/2028, 4.500%	1,500,000	1,749,492
03/15/2031, 2.450%	2,700,000	2,739,360
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
10/01/2025, 5.250%(d)	3,300,000	3,297,937
Regeneron Pharmaceuticals, Inc.
09/15/2050, 2.800%	2,000,000	1,874,480
Sunac China Holdings, Ltd.
04/19/2023, 8.350%(h)	2,250,000	2,356,875
Tencent Holdings, Ltd.
06/03/2030, 2.390%(d)	2,250,000	2,276,852
Times China Holdings, Ltd.
06/04/2021, 7.850%(h)	1,500,000	1,516,262

TOTAL CORPORATE BONDS
(Cost $18,126,915)		18,019,945

CONVERTIBLE CORPORATE BONDS 0.40%
Starwood Property Trust, Inc.
04/01/2023, 4.375%	1,200,000	1,218,549
Description/Maturity Date/Rate	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS (continued)
Two Harbors Investment Corp.
01/15/2022, 6.250%	$500,000	$512,500

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $1,713,986)		1,731,049

GOVERNMENT & AGENCY OBLIGATIONS 11.15%
U.S. Treasury Bonds
02/15/2050, 2.000%(b)	8,500,000	8,841,992
08/15/2050, 1.375%(b)	8,000,000	7,150,625
U.S. Treasury Notes
01/31/2023, 0.125%	1,500,000	1,500,410
03/31/2023, 1.500%	1,000,000	1,029,688
02/28/2025, 1.125%(b)	7,000,000	7,232,148
03/31/2025, 2.625%(b)	5,000,000	5,478,125
11/15/2027, 2.250%(b)	9,900,000	10,900,442
02/15/2030, 1.500%(b)	6,000,000	6,260,156

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $49,877,394)		48,393,586

	Shares	Value
SHORT-TERM INVESTMENTS 0.93%
Money Market Funds 0.93%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.030% 7-day yield)	4,015,618	4,015,618

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,015,618)		4,015,618

Total Investments - 139.61%
(Cost $517,093,511)		605,900,210

Liabilities in Excess of Other Assets - (39.61%)(i)		(171,893,027)

NET ASSETS - 100.00%		$434,007,183

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (4.81%)
Communication Services (0.84%)
Twitter, Inc.	(72,400)	(3,658,372)

Financials (2.55%)
Deutsche Bank AG	(721,443)	(7,301,003)
Mediobanca Banca di Credito Finanziario SpA	(157,505)	(1,407,554)
Societe Generale S.A.	(30,516)	(571,710)
UniCredit SpA	(197,432)	(1,810,606)
		(11,090,873)

Health Care (0.66%)
Bruker Corp.	(49,310)	(2,854,556)

SCHEDULE OF SECURITIES SOLD SHORT(a) (continued)	Shares	Value
Information Technology (0.76%)
Temenos AG	(25,918)	$(3,283,577)

TOTAL COMMON STOCKS
(Proceeds $18,206,747)		(20,887,378)

EXCHANGE TRADED FUNDS (3.92%)
iShares® Nasdaq Biotechnology ETF	(21,605)	(3,470,627)
SPDR S&P 500® ETF Trust	(36,600)	(13,544,562)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $16,393,878)		(17,015,189)

TOTAL SECURITIES SOLD SHORT
(Proceeds $34,600,625)		$(37,902,567)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of January 31, 2021 was 0.69%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of January 31, 2021, the aggregate value of those securities was $360,684,331, representing 83.11% of net assets. (See Note 1)
(c)	Loaned security; a portion or all of the security is on loan as of January 31, 2021.
(d)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2021, these securities had an aggregate value of $17,052,082 or 3.93% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of January 31, 2021, these securities had an aggregate value of $11,614,842 or 2.68% of net assets.
(f)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(g)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of January 31, 2021, these securities had an aggregate value of $11,648,957 or 2.68% of total net assets.
(h)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of January 31, 2021, the aggregate value of those securities was $3,873,137, representing 0.89% of net assets.
(i)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

FUTURES CONTRACTS
Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	4,958	June 2021	$1,237,578,775	$9,242,705
EURODOLLAR 90 DAY	Morgan Stanley	Long	1,399	March 2022	349,155,425	(76,043)
					$1,586,734,200	$9,166,662

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Sany Heavy Industry Co., Ltd.	$5,504,955	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	$12,171,798	$6,666,843
Morgan Stanley	Wuliangye Yibin Co., Ltd.	1,649,816	1D FEDEF - 255 bps	1D FEDEF	05/04/2022	3,830,315	2,180,499
Morgan Stanley	Zoomlion Heavy Industry Science	4,438,428	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	8,345,375	3,906,947
		$11,593,199				$24,347,488	$12,754,289

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Banco Santander SA	$(311,891)	1D FEDEF - 50 bps	1D FEDEF	05/20/2022	$(435,078)	$(123,187)
TOTAL		$11,281,308				$23,912,410	$12,631,102

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

Clough Global FundS

Notes to Quarterly Statement of Investments

January 31, 2021 (unaudited)

1. Organization and SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non- diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the Statement of Investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification Topic (“ASC”) 946 – Investment Companies.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities, including preferred stocks, exchange traded funds, closed-end funds and participation notes held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of January 31, 2021, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$96,623,961	$–	$–	$96,623,961
Preferred Stocks	1,116,952	–	–	1,116,952
Purchased Options	189,406	–	–	189,406
Corporate Bonds	–	13,702,685	–	13,702,685
Convertible Corporate Bonds	–	3,881,814	–	3,881,814
Asset-Backed Securities	–	57,573	–	57,573
Government & Agency Obligations	–	25,579,836	–	25,579,836
Short-Term Investments	881,750	–	–	881,750
TOTAL	$98,812,069	$43,221,908	$–	$142,033,977

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$2,616,540	$–	$–	$2,596,483
Total Return Swap Contracts**	–	2,705,828	–	2,705,828

Liabilities
Securities Sold Short
Common Stocks	(5,525,478)	–	–	(5,525,478)
Exchange Traded Funds	(3,182,602)	–	–	(3,182,602)
Futures Contracts**	(20,057)	–	–	(20,057)
Total Return Swap Contracts**	–	(35,438)	–	(35,438)
TOTAL	$(6,111,597)	$2,670,390	$–	$(3,441,207)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$7,836,873	$–	$–	$7,836,873
Consumer Discretionary	34,033,712	–	–	34,033,712
Financials	54,914,433	–	–	54,914,433
Health Care	84,736,485	1,762,770	3,134,453	89,633,708
Industrials	6,069,521	–	–	6,069,521
Information Technology	80,545,531	19,282	–	80,564,813
Real Estate	3,495,169	–	–	3,495,169
Exchange Traded Funds	3,775,710	–	–	3,775,710
Purchased Options	1,277,009	–	–	1,277,009
Government & Agency Obligations	–	21,720,414	–	21,720,414
Short-Term Investments	4,884,780	–	–	4,884,780
TOTAL	$281,569,223	$23,502,466	$3,134,453	$308,206,142

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$4,618,938	$–	$–	$4,581,161
Total Return Swap Contracts**	–	6,324,316	–	6,324,316

Liabilities
Securities Sold Short
Common Stocks	(10,163,057)	–	–	(10,163,057)
Exchange Traded Funds	(8,584,420)	–	–	(8,584,420)
Futures Contracts**	(37,777)	–	–	(37,777)
Total Return Swap Contracts**	–	(60,605)	–	(60,605)
TOTAL	$(14,166,316)	$6,263,711	$–	$(7,902,605)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$13,721,903	$–	$–	$13,721,903
Consumer Discretionary	65,521,406	–	–	65,521,406
Financials	101,323,995	–	–	101,323,995
Health Care	160,609,243	3,525,555	8,089,287	172,224,085
Industrials	12,017,074	–	–	12,017,074
Information Technology	152,528,827	34,115	–	152,562,942
Real Estate	6,373,694	–	–	6,373,694
Exchange Traded Funds	7,473,049	–	–	7,473,049
Purchased Options	2,521,864	–	–	2,521,864
Corporate Bonds	–	18,019,945	–	18,019,945
Convertible Corporate Bonds	–	1,731,049	–	1,731,049
Government & Agency Obligations	–	48,393,586	–	48,393,586
Short-Term Investments	4,015,618	–	–	4,015,618
TOTAL	$526,106,673	$71,704,250	$8,089,287	$605,900,210

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$9,242,705	$–	$–	$9,166,662
Total Return Swap Contracts**	–	12,754,289	–	12,754,289

Liabilities
Securities Sold Short
Common Stocks	(20,887,378)	–	–	(20,887,378)
Exchange Traded Funds	(17,015,189)	–	–	(17,015,189)
Futures Contracts**	(76,043)	–	–	(76,043)
Total Return Swap Contracts**	–	(123,187)	–	(123,187)
TOTAL	$(28,735,905)	$12,631,102	$–	$(16,104,803)

*	For detailed sector descriptions, see the accompanying Statements of Investments.
**	Futures contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Equity Fund

Investments in Securities	Balance as of October 31, 2020	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of January 31, 2021	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2021
Common Stocks	$2,576,815	$–	$191,826	$365,812	$–	$–	$–	$3,134,453	$191,826
Total	$2,576,815	$–	$191,826	$365,812	$–	$–	$–	$3,134,453	$191,826

Clough Global Opportunities Fund

Investments in Securities	Balance as of October 31, 2020	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of January 31, 2021	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2021
Common Stocks	$6,789,627	$–	$458,605	$841,055	$–	$–	$–	$8,089,287	$458,605
Total	$6,789,627	$–	$458,605	$841,055	$–	$–	$–	$8,089,287	$458,605

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Fund’s Level 3 investments at January 31, 2021:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Range/Premium

Clough Global Equity Fund	Health Care	$3,134,453	Accomplishment & Goals and Index Performance Method	Transaction Price	N/A
Clough Global Opportunities Fund	Health Care	$8,089,287	Accomplishment & Goals and Index Performance Method	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Exchange Traded Funds: Each Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Funds engaged in purchased and written options during the reporting period ended January 31, 2021.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. The Funds invested in futures during the reporting period ended January 31, 2021.

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. During the period ended January 31, 2021, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. During the period ended January 31, 2021, each Fund held rights and did not hold warrants. As of the period ended January 31, 2021, the Funds held no warrants or rights.

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 10% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of January 31, 2021 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Value

Clough Global Dividend and Income Fund	Blackstone Holdings	0.57%	1/22/2021	500,000	$559,747	$560,084
	Carvana Co.	0.53%	11/16/2020	500,000	504,814	517,075
	Carvana Co.	1.06%	9/25/2020	1,000,000	987,913	1,040,000
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	1.04%	12/15/2020- 1/19/2021	1,014,000	1,017,479	1,013,366
	Melco Resorts Finance, Ltd.	0.27%	9/21/2020	250,000	260,493	266,019
	Microchip Technology, Inc.	0.54%	7/13/2020	500,000	513,891	523,126
	NRG Energy, Inc.	0.56%	1/21/2021	500,000	546,755	545,828
	Sunac China Holdings, Ltd.	0.80%	1/16/2020	750,000	785,866	785,625
	Teladoc Health, Inc.	1.02%	5/18/2020	700,000	722,107	991,375
	Tencent Holdings	0.88%	1/26/2021	850,000	868,255	860,144
	Times China Holdings, Ltd.	0.52%	11/6/2019	500,000	501,727	505,421
	Trinity Capital, Inc.	0.58%	1/9/2020	22,400	560,000	564,480
Total		8.37%			$7,829,047	$8,172,543

Clough Global Equity Fund	Amphivena Therapeutics, Inc.	0.66%	4/8/2019	334,425	$1,199,997	$1,450,388
	Arcellx, Inc.	0.37%	8/8/2019 - 12/22/2020	421,845	731,625	823,020
	Centrexion Therapeutics	0.02%	12/18/2017	4,336	701,250	52,544
	Centrexion Therapeutics Corp.	0.37%	3/19/2019	66,719	48,741	808,501
	Checkmate Pharmaceuticals, Inc.	0.80%	6/9/2020	112,731	1,349,990	1,762,770
	Kuaishou Technology	0.01%	1/29/2021	1,300	19,477	19,282
Total		2.23%			$4,051,080	$4,916,505

Clough Global Opportunities Fund	Amphivena Therapeutics, Inc.	0.78%	4/8/2019	780,326	2,799,997	3,384,243
	Arcellx, Inc.	0.44%	8/8/2019 - 12/22/2020	969,881	1,682,109	1,892,238
	Centrexion Therapeutics	0.04%	3/19/2019	14,166	159,240	171,664
	Centrexion Therapeutics Corp.	0.61%	12/18/2017	217,952	2,290,759	2,641,142
	Checkmate Pharmaceuticals, Inc.	0.81%	6/9/2020	225,463	2,699,992	3,525,555
	Kuaishou Technology	0.01%	1/29/2021	2,300	34,459	34,115
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	0.76%	12/15/2020- 1/19/2021	3,300,000	3,311,384	3,297,937
	Sunac China Holdings, Ltd.	0.54%	1/16/2020	2,250,000	2,357,597	2,356,875
	Tencent Holdings	0.52%	1/26/2021	2,250,000	2,298,322	2,276,852
	Times China Holdings, Ltd.	0.35%	11/6/2019	1,500,000	1,505,181	1,516,262
Total		4.86%			$19,139,040	$21,096,883

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

A novel coronavirus and the resulting COVID-19 respiratory infection have resulted in a global pandemic and major disruption to economies and markets around the world. The pandemic has led to extreme short-term market volatility and may have adverse long-term effects on U.S. and world economies. Liquidity for many instruments has been reduced, and some sectors of the economy and individual issuers have experienced particularly large losses. The economic impacts of the global pandemic may adversely impact the Funds’ ability to reach their investment objectives and may adversely affect the value and liquidity of the Funds’ investments. Because of uncertainties in valuation, values reflected in these financial statements may differ from the value received upon sales of those investments. These circumstances may continue for an extended period of time, and may adversely affect the value and liquidity of the Funds’ investments.

2. CommitTed facility agreement

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On January 31, 2021, the pledged collateral was valued at $84,086,874, $188,160,278 and $353,908,711 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the initial Limit and (ii) any increased borrowing amount in the excess of the initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Maximum Commitment Financing allowed under the Agreement is $50,500,000, $100,000,000 and $197,500,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the period ended January 31, 2021, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $50,500,000, $96,869,565 and $191,521,739, respectively, and the average interest rate for the borrowings was 0.93%. As of January 31, 2021, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $50,500,000, $100,000,000 and $197,500,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on January 31, 2021, was 0.91%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re- register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of January 31, 2021, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $45,441,590, $92,848,015 and $186,445,901, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the period ended January 31, 2021.

On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. It is expected that market participants will focus on the transition mechanisms by which references to LIBOR in existing contracts or instruments may be amended. When LIBOR is discontinued, the successor reference rate may be lower or higher than market expectations. This may cause the Funds to pay more or less interest on borrowings and could impact the Funds’ performance or NAV.